NUMBER                           HORIZON PHARMACIES, INC.                SHARES

C                        (TRANSFERABLE ONLY IN DENVER, COLORADO)

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 439902 10 7

This certifies that



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE OF $.01 EACH, OF THE COMMON STOCK OF

                                 HORIZON PHARMACIES, INC.

a Corporation organized under the laws of the State of Delaware transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Articles of Incorporation of the Corporation, and amendments thereto.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           /s/ [illegible]                          /s/ illegible
              SECRETARY                               PRESIDENT

                           HORIZON PHARMACIES, INC.
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201
BY
TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE


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                           HORIZON PHARMACIES, INC.

     THE ARTICLES OF INCORPORATION OF HORIZON PHARMACIES, INC. ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE SET FORTH A FULL STATEMENT OF
(A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED, (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF PREFERRED STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES, AND IF AND TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES, AND (C) THE DENIAL TO SHAREHOLDERS OF PREEMPTIVE RIGHTS TO ACQUIRE UNISSUED OR TREASURY SHARES OR OTHER SECURITIES OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   --   as tenants in common
    TEN ENT   --   as tenants by the entireties
    JT TEN    --   as joint tenants with right
                   of survivorship and not as
                   tenants in common

         UNIF GIFT MIN ACT  -- ________  Custodian ________
                               (Cust)              (Minor)
                             Under Uniform Gifts to Minors
                             Act _______________________
                                       (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received,___________hereby sell(s), assign(s) and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE
                                                                          Shares
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of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint
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                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------
                                            X
                                             -----------------------------------
                                                         (SIGNATURE)
               NOTICE:
          THE SIGNATURE(S)                  X
          TO THIS ASSIGNMENT                 -----------------------------------
          MUST CORRESPOND                                (SIGNATURE)
          WITH THE NAME(S)
          AS WRITTEN UPON
          THE FACE OF THE
          CERTIFICATE IN
          EVERY PARTICULAR,
          WITHOUT ALTERATION
          OR ENLARGEMENT OR
          ANY CHANGE
          WHATEVER.

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The signature(s) must be guaranteed by an
eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations
and Credit Unions with membership in an
approved signature guarantee Medallion Program),
pursuant to S.E.C. Rule 17Ad-15.
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SIGNATURE(S) GUARANTEED BY:


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